Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TERMINATION AGREEMENT

This Termination Agreement (this “Termination Agreement”) entered into as of December 8, 2016, effective as of June 1, 2015 (the “Termination Date”), is by and between CATALYST BIOSCIENCES, INC., a corporation organized under the laws of the state of Delaware, United States of America, with a place of business at 260 Littlefield Avenue, South San Francisco, California 94080 (“CATALYST”) and WYETH LLC, a wholly-owned subsidiary of PFIZER INC., a corporation organized under the laws of the State of Delaware, United States of America, with a place of business at 235 East 42nd Street, New York, New York, 10017 (“WYETH”). Each of CATALYST and WYETH hereinafter referred to individually as a “Party” and together as the “Parties.”

WHEREAS, on July 29, 2009, WYETH and CATALYST entered into that certain Research and License Agreement (as amended, the “License Agreement”);

WHEREAS, on April 2, 2015, WYETH provided written notice to CATALYST of WYETH’s termination of the License Agreement pursuant to Section 9.4 (Termination by Wyeth Without Cause) thereof, such termination effective as of June 1, 2015;

WHEREAS, WYETH has provided or is in the process of providing information as required by the License Agreement and has also provided certain materials and transition services, and the Parties desire to enter into this Termination Agreement in lieu of the agreement otherwise contemplated by Section 9.9 of the License Agreement; and

WHEREAS, each of WYETH and CATALYST now desire to agree on certain matters related to termination of the License Agreement, providing for, among other things, a transfer of certain data and materials related to the Products (as defined below), all on the terms and conditions set forth in this Termination Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both Parties, CATALYST and WYETH each hereby agree as follows:

1.DEFINITIONS. For purposes of this Termination Agreement, the following definitions shall be applicable:

1.1“License Revenues” means the non-royalty payments received by CATALYST or any of its Affiliates in consideration for the grant of a license to a Third Party to Develop and Commercialize Products for any countries in the Territory consisting of: [* * *]. For clarity, License Revenue shall exclude in any event: [* * *].

1.2“Materials” means the materials, active pharmaceutical ingredients, formulations or clinical trial material set forth on Exhibit A hereto, as such Materials existed in WYETH’s possession as of the Termination Date.

pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.3“Net Sales” shall mean [ * * *]:

(a)[* * *];

(b)[* * *];

(c)[* * *];

(d)[* * *];

(e)[* * *]; and

(f)[* * *].

[* * *].

1.4“Product Documents” shall mean the preclinical and clinical data, studies, results and protocols, regulatory filings, correspondence and other documents related to the development, manufacturing and testing of Products set forth on Exhibit A hereto.

Any capitalized terms contained in this Termination Agreement that are not defined hereunder shall have the respective meanings assigned to those terms in the License Agreement.

2.TERMINATION. Effective as of the Termination Date, the License Agreement, including any and all rights and obligations of both Parties thereunder, are hereby terminated, except as provided in the following Sections of the License Agreement: Section 1 (Definitions); Article 7 (Confidentiality) (except for Section 7.4, and except that Wyeth shall have no rights pursuant to Section 7.2.2 other than in accordance with Section 4.2 of this Termination Agreement), Article 10 (Liability, Indemnification and Insurance), Article 11 (Dispute Resolution) and Section 12 (Miscellaneous) (except for Section 12.4; provided that any and all notices delivered following the Termination Date shall hereinafter be governed by the notice procedures set forth in Section 6.4 of this Termination Agreement). Each of the Parties hereby acknowledges and confirms that the aforementioned Sections of the License Agreement shall survive this Termination Agreement. Notwithstanding anything to the contrary in this Termination Agreement or the License Agreement, (a) the terms of this Termination Agreement shall be deemed the Confidential Information of both Parties; (b) [* * *]. The Parties hereby acknowledge and agree that [* * *]. Should CATALYST elect to utilize a contract manufacturer other than CMC Biologics, Inc. at any time, [* * *].

3.TRANSITION.

3.1Transition Plan. The Parties acknowledge that WYETH, in good faith, initiated transfer activities as of the Termination Date, which activities (and their associated statuses) are set forth in Exhibit A hereto (the “Transition Plan”). With respect to those transfer activities pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

described in Exhibit A as being outstanding as of the execution of this Termination Agreement by the Parties, said activities will be completed by or on behalf of WYETH in accordance with Exhibit A; provided that Wyeth shall only be responsible for transferring those Product Documents, Materials and WYETH Know-How in WYETH’s (or its Affiliate’s) then-current possession and reasonably retrievable (and, in the case of Product Documents, transfer will occur in electronic format, unless otherwise determined by WYETH). WYETH-Know How, Product Documents and Materials delivered by or on behalf of WYETH to CATALYST (or its designees) prior to execution of this Termination Agreement by the Parties are hereby deemed satisfactorily delivered by or on behalf of WYETH to CATALYST (or its designee) under the Transition Plan to the extent set forth on Exhibit A and WYETH shall have no further obligation to re-transfer (or have re-transferred) any of said WYETH-Know How, Product Documents or Materials to CATALYST (or its designee). Notwithstanding anything to the contrary in this Termination Agreement, in no event shall WYETH (or its Affiliates or vendors) be obligated to provide [* * *].

Except as set forth above, CATALYST acknowledges and agrees that any WYETH-Know How, Product Documents and Materials CATALYST (or its designees) may receive from WYETH or its Affiliates or their respective vendors or service providers pursuant to this Termination Agreement are experimental in nature and/or may not have been fully researched and are provided as-is and shall be used at the sole risk of CATALYST and without any liability on the part of WYETH or any of its Affiliates or any of their respective vendors or service providers, except in the event of fraud or intentional misconduct. CATALYST shall use any and all human tissue samples (and data related thereto) transferred by or on behalf of WYETH pursuant to this Termination Agreement in accordance with all applicable consents, protocols, ethics approvals and laws/regulations. [* * *]. If reasonably required for any Regulatory Approval Application or Regulatory Approval, WYETH will disclose to CATALYST or its Affiliate or licensee, as applicable, such media composition.

3.2Transition Manager. WYETH and CATALYST have each appointed up to two persons to oversee and manage the Transition Plan (each a “Transition Manager”, and such transition, the “Transition”). CATALYST’s Transition Manager is Mr. Andrew Hetherington, and WYETH’s Transition Managers are [* * *] and [* * *]. Each Party’s Transition Managers shall be the primary contact for each Party with respect to activities under the Transition Plan.

3.3Publications. WYETH and its Affiliates shall consult with CATALYST regarding any scientific presentations or publications regarding the Products, and any such presentations or publications shall require CATALYST’s prior written approval, such approval not to be unreasonably withheld.

4.LICENSES; TRANSFER.

4.1WYETH Licensed Rights. WYETH hereby grants to CATALYST an exclusive license in the Territory, with the right to grant sublicenses, under the WYETH Licensed Rights pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

that apply to CB 813a and CB 813d [* * *] but not to [* * *], to Research, have Researched, Develop, have Developed, Manufacture, have Manufactured and Commercialize the Products, subject to the payment by CATALYST to WYETH of the payments set forth in Sections 5.1 and 5.3 of this Termination Agreement. [* * *].

4.2Internal Research License. Notwithstanding anything to the contrary in this Termination Agreement, CATALYST hereby grants to WYETH and WYETH’S Affiliates a world-wide, perpetual, irrevocable, royalty-free, fully paid up, perpetual right and license, with the right to sublicense to collaborators and Third Party service providers of WYETH and WYETH’S Affiliates (and in the case of such collaborators and Third Party service providers, solely for doing work in collaboration with or on behalf of WYETH and WYETH’S Affiliates), to use for research purposes any and all WYETH Licensed Rights exclusively licensed to CATALYST pursuant to the foregoing Section 4.1.

4.3Transfer Activities.

(a)WYETH has and shall use [* * *] to transfer to CATALYST (or its designee) the Product Documents as specified in the Transition Plan (the “Transfer Activities”).WYETH and its Affiliates shall be obligated to perform no more than [* * *] in the aggregate (the “Transfer Activities Hours Cap”) on the Transfer Activities. WYETH and its Affiliates shall [* * *]. As of the date of this Termination Agreement,   [* * *].

(b)WYETH has and shall use [* * *] to transfer WYETH Know-How and Material as specified in the Transition Plan (the “Tech Transfer Services”) to CATALYST or CATALYST’s designated contract manufacturer. Tech Transfer Services shall not include [* * *]. WYETH and its Affiliates shall be obligated to perform no more than [* * *] in the aggregate (the “Tech Transfer Hours Cap”) on the provision of Tech Transfer Services under this Termination Agreement; provided, however, if in WYETH’s [* * *], the activities undertaken to perform such Tech Transfer Services specified in Exhibit A exceed the Tech Transfer Hours Cap, [* * *].

(c)In consideration for [* * *] of Tech Transfer Services provided through   [* * *], CATALYST shall pay WYETH [* * *]. Accordingly, any additional Tech Transfer Services will be billed at the rate of [* * *] per FTE hour up to the Tech Transfer Hours Cap. There shall be no cost for [* * *]. WYETH and its Affiliates shall  [* * *] to provide any additional Tech Transfer Services once the Tech Transfer Hours Cap has been met, [* * *].

pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.4Patent Related Matters.

(a)Transfer of Patent Rights [* * *]. Except with respect to those certain      [* * *] described in Section 4.4(b) below, the Parties acknowledge and agree that sole responsibility and authority for prosecution and maintenance of [* * *] as of the Termination Date.

(b)[* * *].

(c)[* * *].

4.5Further Assurances. WYETH shall, upon reasonable advanced written notice from CATALYST and at [* * *], provide CATALYST with information and/or documentation, which information and/or documentation has not been provided previously by WYETH to CATALYST pursuant to the Transfer Activities or Tech Transfer Services hereunder, to enable CATALYST to respond to inquiries from Regulatory Authorities, if required; provided, however, that WYETH shall be obligated to perform no more than [* * *] hours in the aggregate under this Section 5.4.

5.FINANCIALS.

5.1Royalty. In consideration of the rights granted by WYETH to CATALYST pursuant to Section 4.1 of this Termination Agreement, CATALYST shall pay to WYETH a [* * *] royalty on Net Sales of the Products during the Royalty Term.

5.2Payments for Transfer Activities, Tech Transfer Services and Material. WYETH shall invoice CATALYST for the Tech Transfer Services (including for any Materials) pursuant to Sections 4.3, and CATALYST shall remit the applicable payment to WYETH within [* * *] days following the date of each such invoice.

5.3Payment for WYETH Development and Manufacturing Costs. In consideration of the rights granted by WYETH to CATALYST pursuant to Section 4.1 of this Termination Agreement, CATALYST shall reimburse WYETH in an amount equal to Seventeen Million Five Hundred Thousand Dollars (USD $17,500,000) in respect of WYETH’s cumulative Development and Manufacturing costs incurred during the Term of the License Agreement prior to termination of said License Agreement by WYETH (the “Cost Reimbursement”). The Cost Reimbursements will be in the form of the following payments, which payments shall be payable by CATALYST to WYETH within [* * *] days of the achievement of the following:

(a)[* * *];

(b)[* * *];

(c)[* * *];

pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(d)[* * *];

(e)[* * *]; and

(f)[* * *].

(g)Notwithstanding anything to the contrary, the total amount payable pursuant to this Section 5.3 shall not exceed USD $17,500,000.

[* * *].

For purposes of this Termination Agreement, “Pediatric” means any person less than 18 years of age.

5.4Payment Remittance. All payments due to WYETH pursuant to this Termination Agreement shall be remitted by CATALYST via wire transfer to the following bank account:

Pfizer Inc.

235 East 42nd Street

New York, New York 10017

[* * *]

[* * *]

5.5Expiration of Royalty Term. After the Royalty Term for any Product in any country in the Territory, no further royalties shall be payable in respect of Net Sales of such Product in such country, the Net Sales of such Product in such country shall cease to be included in determining the aggregate Net Sales of such Product in the Territory, and the licenses granted to CATALYST under Section 4.1 of this Termination Agreement with respect to such Product in such country shall be fully paid-up, exclusive, perpetual, irrevocable, royalty-free licenses.

5.6Royalty Statements and Payments. Within [* * *] days after the end of each [* * *], CATALYST shall deliver to WYETH a report setting forth for such [* * *] the following information, on a Product-by-Product and country-by-country basis: [* * *]. Net Sales information for a particular Product shall [* * *]. The total royalty due for the sale of Products during such [* * *] shall be remitted [* * *]. On the [* * *] of WYETH, CATALYST will provide to WYETH within [* * *] of the end of any [* * *].

pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.7Taxes and Withholding. All payments under this Termination Agreement shall be made in [* * *] unless such deduction or withholding is required by applicable laws or regulations. If CATALYST is so required to deduct or withhold, CATALYST will (a) [* * *] notify WYETH of such requirement, (b) [* * *], and (c) [* * *] forward to WYETH an official receipt (or certified copy) or other documentation [* * *] to WYETH evidencing such payment to such authorities.

5.8Currency. All amounts payable and calculations under this Termination Agreement shall be in United States dollars (“USD”). As applicable, Net Sales and any royalty deductions shall be translated into United States dollars in accordance with CATALYST’s customary and usual translation procedures, which shall be consistently applied.

5.9Interest on Past Due Payments. If CATALYST fails to pay any payment due under this Termination Agreement within [* * *] days of the date such payment is due, as provided in this Termination Agreement, such late payment shall bear interest, to the extent permitted by applicable law, at [* * *].

5.10Record Keeping. CATALYST shall keep accurate books and accounts of record in connection with the sale of Products, in sufficient detail to permit accurate determination of all figures necessary for verification of royalties to be paid hereunder. CATALYST shall maintain such records for a period of at least [* * *] after the end of the Calendar Year in which they were generated.

5.11Audits. Upon [* * *] days prior written notice from WYETH, CATALYST shall permit an independent certified public accounting firm of nationally recognized standing selected by WYETH and reasonably acceptable to CATALYST, to examine, [* * *], the relevant books and records of CATALYST and CATALYST’s Affiliates as may be [* * *] to verify the accuracy of the royalty statements submitted by CATALYST in accordance with Section 5.6 and the payment of royalties hereunder. An examination by WYETH under this Section shall occur not more than [* * *] in any [* * *] and shall be limited to the pertinent books and records for any [* * *] ending not more than [* * *] before the date of the request. The accounting firm shall be provided access to such books and records at CATALYST’s and CATALYST’s Affiliate’s facility(ies) where such books and records are normally kept and such examination shall be conducted during CATALYST’s and CATALYST’s Affiliate’s normal business hours. [* * *]. Upon completion of the audit, the accounting firm shall provide both CATALYST and WYETH a written report disclosing whether the reports submitted by CATALYST are correct or incorrect, whether the royalties paid are correct or incorrect, and, in each case, the specific details concerning any discrepancies. No other information shall be provided to WYETH.

5.12Underpayments/Overpayments. If such accounting firm concludes that additional royalties were due to WYETH, CATALYST shall pay to WYETH the additional royalties within [* * *] of the date CATALYST receives such accountant’s written report so concluding. If such pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

underpayment exceeds [* * *] of the royalties that were to be paid to WYETH, [* * *]. If such accounting firm concludes that CATALYST overpaid royalties to WYETH, [* * *].

6.MUTUAL RELEASE; INDEMNITY; DISCLAIMER; INSURANCE.

6.1Mutual Releases. In consideration of the covenants and agreements contained herein, and on behalf of their respective Affiliates, successors, heirs, executors, administrators, and assigns, CATALYST hereby fully and forever releases and discharges WYETH and WYETH’s Affiliates, and WYETH hereby fully and forever releases and discharges CATALYST and CATALYST’S Affiliates, and each of their respective individual, joint, or mutual past, present and future employees, officers, directors, agents, contractors, Affiliates, stockholders, members, partners, collaborators, controlling persons, successors and assigns from any and all claims, demands, liabilities, obligations, responsibilities, suits, actions and causes of action, at law or in equity, known or unknown, suspected or unsuspected, past, present or future, or otherwise, arising out of or relating to the License Agreement or either Party’s rights and obligations in connection with the termination of the License Agreement, including whether a Party complied with its obligations under the License Agreement in connection therewith; provided, however, that the foregoing release does not discharge any rights or obligations set forth in this Termination Agreement or claims under this Termination Agreement, including the surviving obligations of the License Agreement referenced in Section 2 hereunder. The Parties agree that this Termination Agreement is in full and complete settlement of the rights and obligations of the Parties in connection with the License Agreement. It is hereby understood that this Termination Agreement does not constitute an admission of liability by either Party, including any admission of default or breach of the License Agreement. The Parties warrant that these mutual releases are not limited to matters which are known or disclosed, and hereby waive any and all rights and benefits which they now have or in the future may have by virtue of the provisions of Section 1542 of the California Civil Code with respect to these mutual releases. The Parties are aware that Section 1542 provides as follows “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing this release, which is known by him, must have materially affected his settlement with the debtor.” The Parties realize that factual matters now unknown to them may have given, or may hereinafter give rise to claims which are presently unknown and unsuspected, and they further agree that this Termination Agreement and the releases contained herein have been agreed upon in light of that realization.

6.2Indemnification. CATALYST will indemnify, defend and hold harmless WYETH, WYETH’s Affiliates and their respective past, present and future employees, officers, directors, agents, contractors, Affiliates, stockholders, members, partners, collaborators, controlling persons, successors and assign (each, a “WYETH Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost that the WYETH Indemnified Party may be required to pay to Third Parties resulting from or arising out of the (i) [* * *]; or (ii) [* * *].

pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6.3Disclaimer of Liability. IN NO EVENT SHALL ANY PARTY OR ANY OF ITS AFFILIATES OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, CONTRACTORS, AGENTS, STOCKHOLDERS, MEMBERS, PARTNERS, COLLABORATORS, CONTROLLING PERSONS, SUCCESSORS OR ASSIGNS BE LIABLE UNDER THIS TERMINATION AGREEMENT FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, SUFFERED BY WYETH, CATALYST OR ANY OF THEIR SAID RESPECTIVE REPRESENTATIVES, UNDER THIS TERMINATION AGREEMENT, EXCEPT WITH RESPECT TO ANY DAMAGES PAID TO A THIRD PARTY AS PART OF A THIRD PARTY CLAIM AND EXCEPT IN THE EVENT OF FRAUD OR INTENTIONAL MISCONDUCT. ALL TRANSFERS HEREUNDER, INCLUDING THOSE WITH RESPECT TO THE REVERSION OF THE PRODUCT AND THE TRANSFER OF PRODUCT DOCUMENTS AND MATERIALS HEREUNDER ARE BEING MADE ON AN “AS IS” BASIS. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER WYETH NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO ANY SUCH TRANSFERS, OR ANY PATENT APPLICATIONS, RESULTING PATENTS, PRODUCT DOCUMENTS, MATERIALS, WYETH KNOW-HOW OR ANY TECHNOLOGY RELATED THERETO, INCLUDING WITH RESPECT TO PATENTABILITY. WYETH HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

6.4Insurance. CATALYST agrees to use reasonable efforts to obtain and maintain during the term of this Termination Agreement, commercial general liability insurance, including products liability insurance, with reputable and financially secure insurance carriers to cover its indemnification obligations under Section 6.2 of this Termination Agreement, in each case with limits of not less than USD [* * *] per occurrence and in the aggregate. Insurance shall be procured with carriers having an A.M. Best Rating of A-VII or better.

7.TERM AND TERMINATION.

7.1Term. The term of this Termination Agreement will be deemed effective as of the Termination Date and continue until the last to expire to the Royalty Term for a Product country whereupon this Termination Agreement shall expire.

7.2Survival. Articles 1, 2, 5, 6, 8 and this Section 7.2 shall survive any expiration or termination of this Termination Agreement.

pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

8.MISCELLANEOUS.

8.1Authority. Each Party represents and warrants that it is entitled to enter into this Termination Agreement and to grant to the other Party the rights and licenses granted to the other Party hereunder.

8.2Assignment. Neither this Termination Agreement nor any interest hereunder shall be assignable by either Party, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except a Party may make such an assignment without the other Party’s consent to Affiliates or to a successor to substantially all of the business of such Party to which this Termination Agreement relates, whether in merger, sale of stock, sale of assets or other transaction. This Termination Agreement shall be binding upon the successors and permitted assigns of the Parties, and the name of a Party appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Termination Agreement. Any assignment not in accordance with this Section shall be void.

8.3Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Termination Agreement.

8.4Force Majeure. Neither Party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Termination Agreement if and to the extent that such failure or delay is due to circumstances beyond its control which it could not have avoided by the exercise of reasonable diligence. It shall notify the other Party promptly should such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use reasonable efforts to resume performance of its obligations as soon as practicable, provided, however, that neither Party shall be required to settle any labor dispute or disturbance.

pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

8.5Notices. Notices and other communications hereunder (including, without limitation, any notice of force majeure, breach, termination, change of address, etc.) shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by nationally recognized express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided, however, that notices of a change of address shall be effective only upon receipt thereof):

If to CATALYST:	Catalyst Bioscience, Inc. 260 Littlefield Avenue South San Francisco, CA 94080 Attn.: Chief Executive Officer Fax: (650) 871-2475
If to WYETH:	Pfizer Inc. 235 East 42nd Street New York, New York 10017-5755 Attention: Executive Vice President and General Counsel Facsimile: (212) 309-0874
with a copy to:	Pfizer Inc. 235 East 42nd Street New York, New York 10017-5755 Attention: SVP, Business Development

8.6Amendment. No amendment, modification or supplement of any provision of this Termination Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

8.7Waiver. No provision of the Termination Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

8.8Severability. If any clause or portion thereof in this Termination Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Termination Agreement, as it is the intent of the Parties that this Termination Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Termination Agreement shall be construed as if such clause of portion thereof had never been contained in this Termination Agreement, and pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

there shall be deemed substituted therefore such provision as will most nearly carry out the intent of the Parties as expressed in this Termination Agreement to the fullest extent permitted by applicable law.

8.9Use of Name. Each of the Parties agrees not to use or cite in any manner the name, logos or trademarks of the other Party or any of the other Party’s Affiliates, nor the name or photographic depiction of any employee of the other party or its Affiliates, nor any adaptation of any of the foregoing in any press releases, external statements, advertising, promotional or sales literature without the prior written consent of the other Party and from the individual, if any, whose name, photograph or depiction is proposed to be used.

8.10Descriptive Headings. The descriptive headings of this Termination Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Termination Agreement.

8.11Governing Law. This Termination Agreement shall be governed by and interpreted in accordance with the substantive laws of the United States of America and the State of New York, without regard to conflict of law principles thereof.

8.12Entire Agreement of the Parties. This Termination Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, among the Parties respecting the subject matter hereof and thereof.

8.13Counterparts. This Termination Agreement may be executed in two counterparts, each of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.

[The remainder of this page is intentionally blank].

pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their duly authorized officers effective as of the Termination Date.

CATALYST BIOSCIENCES, INC. By: /s/Nassim Usman, Ph.D. Name: Nassim Usman, Ph.D. Title: President & CEO	WYETH LLC By: /s/Robert J. Smith Name: Robert J. Smith Title: Vice President

pa-1775019

Execution Copy	Exhibit 10.16

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit A
Transition Plan

[* * *]

pa-1775019